                                        August 15, 2006

China Opportunity Acquisition Corp.
354 East 50th Street
New York, New York 10022

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

            Re:   Initial Public Offering

Gentlemen:

            The undersigned stockholder and director of China Opportunity
Acquisition Corp. ("Company"), in consideration of EarlyBirdCapital, Inc.
("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 15 hereof):

            1.    If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO
Shares.

            2.    In the event that the Company fails to consummate a Business
Combination within 24 months from the effective date ("Effective Date") of the registration statement relating to the IPO, the undersigned will (i) cause the
Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within her power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to her Insider Shares
("Claim") and hereby waives any Claim the undersigned may have in the

China Opportunity Acquisition Corp.
EarlyBirdCapital, Inc.
August 15, 2006

future as a result of, or arising out of, any contracts or agreements with the
Company and will not seek recourse against the Trust Fund for any reason whatsoever.

            3.    In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

            4.    The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

            5.    Neither the undersigned, any member of the family of the
undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to or in connection with the consummation of the Business
Combination; provided that the undersigned shall be entitled to reimbursement from the Company for her out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

            6.    Neither the undersigned, any member of the family of the
undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

            7.    The undersigned will escrow all of her Insider Shares acquired prior to the IPO until one year after the consummation by the Company of a
Business Combination subject to the terms of a Stock Escrow Agreement which the
Company will enter into with the undersigned and an escrow agent acceptable to the Company.

            8.    The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects,

China Opportunity Acquisition Corp.
EarlyBirdCapital, Inc.
August 15, 2006

does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as
Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

      (a)   she is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

      (b)   she has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and she is not currently a defendant in any such criminal proceeding; and

      (c)   she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

            9.    The undersigned has full right and power, without violating any agreement by which she is bound, to enter into this letter agreement and to serve as a Director of the Company.

            10.   The undersigned hereby waives her right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that she will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

            11.   The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. Should such a proposal be put before stockholders other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal. This paragraph may not be modified or amended under any circumstances.

            12.   In the event that the Company does not consummate a Business
Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.

China Opportunity Acquisition Corp.
EarlyBirdCapital, Inc.
August 15, 2006

            13.   The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by
EBC) any information they may have about the undersigned's background and finances ("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

            14.   This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the
Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and
(iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on her behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and EBC and appoint a substitute agent acceptable to each of the Company and EBC within
30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

            15.   As used herein, (i) a "Business Combination" shall mean the acquisition, through a stock exchange, asset acquisition or other similar business combination, of an operating business, or control of such operating business, through contractual arrangements, that has its principal operations located in the People's Republic of China; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the
IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the
Company acquired by an Insider prior to the IPO or privately from the Company simultaneously with the IPO; and (iv) "IPO Shares" shall mean the shares of
Common Stock issued in the Company's IPO.

                                        Rose-Marie Fox
                                        --------------
                                        Print Name of Insider

China Opportunity Acquisition Corp.
EarlyBirdCapital, Inc.
August 15, 2006

                                        /s/ Rose-Marie Fox
                                        ------------------
                                        Signature

EXHIBIT A

      ROSE-MARIE FOX has served as a member of our board of directors since our inception. In 1990, Ms. Fox founded Cornerstone Financial Co. LLC, a private firm specializing in equity capital and mergers and acquisitions for Chinese middle market companies, and has been its president since that date. From 1985 to 1990, Ms. Fox was a senior vice president in corporate finance at Lehman
Brothers Inc. From 1976 to 1983, Ms. Fox was the district engineer of AT&T. Ms.
Fox has served on the advisory board and investment committee of Edelson
Technology Partners. Ms. Fox received a B.A. from Manhattanville College and an
M.B.A. from the Wharton School of Business.